Exhibit 99.1

O V E R V I E W 5 . 5 . 2 2 O T C : G N R S

OTC: GNRS This Presentation (together with oral statements made in connection herewith, this “Presentation”) contains selected confidential information about The Greenrose Holding Company Inc . (‘GREENROSE”) and information relating to GREENROSE’S business with the companies for which summary overview information is provided herein . By receiving and participating in this Presentation, you expressly agree to keep confidential all otherwise non - public information disclosed in the Presentation, whether orally or in writing . You also agree not to distribute, disclose, or use such information for any purpose, other than for the purpose of you or your firm’s participation in this Presentation and to return to GREENROSE, delete or destroy this Presentation upon GREENROSE’s request . You are advised that the United States securities laws restrict persons in possession of material non - public information relating to a company whose securities are publicly traded – whether such material non - public information is obtained directly or indirectly from that company, its representatives or any party under a duty of confidentiality - - from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information . NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE . This Presentation contains financial forecasts with respect to GREENROSE’s projected Revenues, EBITDA, and Net Income . GREENROSE’s independent auditors have not audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation and accordingly, they have not expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation . These projections should not be relied upon as being necessarily indicative of future results . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause such estimates to change and actual results to differ materially from those contained in the forward - looking financial information . Accordingly, there can be no assurance that forward - looking statements or projections are indicative of the future performance of GREENROSE, or that actual results will not differ materially from those presented in the prospective or projected financial information . Inclusion of any projection, prospective information, or forward - looking statement in this Presentation should not be regarded as a representation by any person that the projections contained in the prospective financial information will be achieved . Neither GREENROSE, nor any of its respective affiliates or advisors have any obligation to update this Presentation . Although all information and opinions expressed in this Presentation were obtained in good faith from sources believed to be reliable, independent verification has not been made by GREENROSE and no representation or warranty, express or implied, is made as to its accuracy or completeness . This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your evaluation of your possible engagement with GREENROSE . Forward - Looking Statements . Statements made in this presentation that are not historical facts are “forward - looking statements” within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may relate to the business combination and any other statements relating to future results, strategy and plans of GREENROSE (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”) . Such statements are provided for illustrative purposes only and are not to be D I S C L A I M E R

OTC: GNRS relied upon as predictions or any assurance or guarantee by any party of actual performance of GREENROSE and its recent acquisitions . Forward - looking statements are based on the opinions and estimates of management of GREENROSE and/or the estimates of management of the companies GREENROSE recently acquired, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looking statements . These risks and uncertainties include, but are not limited to, the ability to attract and retain key personnel ; prevailing industry trends including consumer spending as well as in cannabis markets ; legislation or regulatory requirements and developments in the global economy in general and the regulation of cannabis in particular ; the public health crisis related to the coronavirus (COVID - 19 ) pandemic and resulting significant negative effects to the global economy ; disruption of global supply chains and distribution channels ; as well as significant volatility in and possible disruption of financial markets ; increased operating costs, decreased ability to profitably develop and operate cultivation and processing facilities as well as retail points of sale ; competition in the US cannabis markets ; and the impact of government shutdowns or other limitations impacting business activity generally . This Presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services . Some data and other information related to our businesses are based on internal estimates and calculations that are derived from research we conducted and budgetary information, estimates and projections of management of the companies GREENROSE seeks to acquire . You are cautioned not to give undue weight to any such estimates, projections and other forward - looking information . Use of Projections . This Presentation contains projected financial information with respect to the companies GREENROSE proposes to acquire as well as GREENROSE as a combined operating entity assuming the proposed acquisitions are completed . Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as being indictive of future results . The assumptions and estimates underlying such projections are inherently uncertain, subject to a wide variety of significant business, economic, competitive and other risks and uncertainties as noted above in “Forward - looking statements” . Actual results may differ materially from financial forecasts contained in this Presentation, and the inclusion of such projections in this Presentation shall not constitute, and should not be regarded as, a representation by any person that such forecasts will be achieved . This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, any relationship with GREENROSE, or an endorsement or sponsorship by or of GREENROSE . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that GREENROSE will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names . Nothing herein should be construed as legal, financial, tax, investment management or other advice . You should consult your own advisers concerning any legal, financial, tax, investment management or other considerations concerning the opportunity described herein . The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situation or financial needs . This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law . D I S C L A I M E R continued

OTC: GNRS Greenrose is a growing multi - state cannabis operator (MSO) with operations in Connecticut and Arizona. We aim to be synonymous with extraordinary cannabis products and services. We are cultivation - led , aiming to deliver top - quality flower at every price point. V I S I O N Great flower is in our DNA

GREENROSE HOLDING COMPANY
OTC: GNRS

OPERATIONAL OVERVIEW

	KEY GEOGRAPHY & ASSETS	CATALYSTS	CLOSE
THERAPLANT	• Connecticut • 98,000 ft² cultivation and processing facility (largest of 4 in the state) • Processing (extraction, pre-roll, flower packaging)	• Recreational cannabis approved in June 2021 for launch in 2022 – Expected in second half of 2022 • Plan for Social Equity dispensary buildout	Closed 11/26/2021
TRUE HARVEST Co	• Arizona • 76,000 ft² cultivation and processing facility • Greenrose has license for Shango brand in AZ	• Continued expansion of recreational market with limited high-end flower supply • Two new grow rooms have opened, with two rooms opening in Q3 2022	Closed 12/31/2021

GREENROSE HOLDING COMPANY
OTC: GNRS

CONNECTICUT

As the **TOP FLOWER BRAND** statewide, Theraplant is well-positioned to continue strengthening its foothold within Connecticut's current limited license structure and forthcoming recreational market

THERAPLANT



HIGHLIGHTS

- **Sold in all 18 dispensaries currently open across the state**
- **35+ strains of high-quality cannabis flower**
- **New products introduced every week**

Limited license medical market, with upcoming limited license adult-use market projected to begin in the second half of 2022

- *$200 million in projected medical sales in 2021[1,2]*
- *Recreational sales projected to grow from $250 million in its first full year to $750 million in its fourth year[1,2]*

18 medical dispensaries today; maximum number of additional licenses TBD

- *12 additional independent recreational store licenses to be awarded in 2022*
- *Current cultivators will have the opportunity to open an unlimited number of recreational stores as a minority partner in a social equity license*
- *Current medical dispensary owners have been given a license to open one additional dispensary*

(1) Source: MJBizDaily, https://mjbizdaily.com/connecticut-set-to-launch-recreational-marijuana-market-before-new-york/
(2) Aggregate statewide sales from all licensed parties, including Theraplant

GREENROSE HOLDING COMPANY
OTC: GNRS

ARIZONA

True Harvest produces Shango-branded products that are embraced by consumers and positioned to benefit from a booming, newly recreational state cannabis market

TRUE HARVEST Co



HIGHLIGHTS

- **Shango brand now under license by Greenrose in AZ**
- **Captured #1 and #2 in the 2021 Arizona Cannabis Cup in the concentrate and flower categories, respectively.**

- Proposition 207 to legalize recreational sales passed in November 2020, and recreational sales commenced in late January 2021
- Approximately $1.4 billion[1] in combined medical and recreational sales recorded in 2021[5]
- Estimated 2022 market size of $1.6 billion[2,5]
- 169 retail licenses available statewide[3]
- 143 cultivation licenses available statewide[4]

(1) Source: Phoenix Business Journalhttps://www.bizjournals.com/phoenix/news/2022/01/23/recreational-cannabis-sales-arizona.html
(2) Source: BDSA Analytics
(3) Source: https://cronkitenews.azpbs.org/2021/11/02/marijuana-dispensary-licenses-available-arizona-equity-program/
(4) Statista, https://www.statista.com/statistics/1108194/cannabis-cultivation-licenses-by-state-us/
(5) Aggregate statewide sales from all licensed parties, including True Harvest

GREENROSE HOLDING COMPANY
OTC: GNRS

EXPANSION STRATEGY

1. Establish GNRS retail footprint in CT and AZ through organic build out or acquisition
2. Acquire sizable, vertically integrated operations in a new state – contiguous with existing states
3. Compete for new licenses in contiguous states
4. Acquire branded product leaders with multi-state presence

GREENROSE HOLDING COMPANY
OTC: GNRS

2022 PROJECTIONS

2022 PROJECTION RANGES - GREENROSE HOLDING COMPANY OPERATIONS (US$000)

	LOW RANGE	HIGH RANGE
Revenue(1)	$100,000	$120,000
Net Income(5)	$(4,952)	$1,338
Provision for Income Taxes(2)	$18,550	$22,260
Interest Expense(3)	$33,225	$33,225
Depreciation & Amortization(4)	$18,177	$18,177
EBITDA(5)	$65,000	$75,000

(1) Revenue estimates assume that Connecticut recreational begins in Q4 with an increase in purchasing at the end of Q3. Current revenue estimates reflect recently closed acquisitions of Theraplant and True Harvest. We presently estimate approximately $60 million of revenue will be attributed to Connecticut implementing full adult use legalization.
(2) We have utilized an estimated 26.5% tax rate on the Revenues less Cost of Goods Sold and estimated that rate to be approximately 70%.
(3) Approximately $13,557 relates to cash interest expense, with the non-cash interest primarily relating to payment in kind debt, debt issuance costs, and warrants issued to the lender. This does not include any additional debt or amendments to current debt.
(4) Depreciation and amortization expense does not include any additional capital expenditures for 2022.
(5) This excludes any transaction related expenses and fair value adjustments to financial instruments or inventory.

GREENROSE HOLDING COMPANY
OTC: GNRS

PRELIMINARY UNAUDITED CAPITAL STRUCTURE
(AS OF 3/31/22)

COMMON SHARES OUTSTANDING

Shares Held by Greenrose Associates LLC (Sponsor) (1)	4,532,500
Underwriter Shares (1)	110,000
Public Shares (including public units) (1)	1,988,312
Shares Issued to Theraplant (2)	5,000,000
Shares Issued to True Harvest (3)	4,430,378
Yorkville Shares (4)	500,000
Yorkville Shares (4)	253,165
Greenrose Associates LLC (Sponsor) (14)	685,289
Acorn Management Partners (5)	11,905
Board Member (6)	51,220
Board Member (6)	22,480
Stock Options Fully Vested to Two Board Members (6)	57,097
TOTAL COMMON SHARES OUTSTANDING	**17,642,346**

Warrants Issued to Agent for Lender (in the form of penny warrants) (7)	2,550,000

POTENTIALLY DILUTIVE SECURITIES

Shares Issued to Private Warrants on a cashless basis at Public Redemption Price (8) (9) (14)	1,398,403
Shares Issued to Public Warrants on a cashless basis at Public Redemption Price (8) (9)	6,345,940
True Harvest Earnout Shares (10)	8,838,384
True Harvest Convertible Note (11)	2,300,000
Theraplant Convertible Deferred Cash Consideration shares (12) (13)	809,465

ALTERNATIVE PRIVATE AND PUBLIC WARRANT EXERCISE

Private Warrants Held by Greenrose Associates LLC (Sponsor) (8)	1,320,000
Private Underwriter Warrants (8)	660,000
Greenrose Associates Notes Settlement (14)	1,892,500
Public Warrants (8) (9)	17,250,000
Units - Warrants Component (15)	323,373

DEBT OUTSTANDING

Short Term Debt		
Theraplant Deferred Cash Consideration (12) (13)	$	8,094,653
Senior secured Term Loan (16)		107,977,939
True Harvest Convertible Note (17)		23,000,000
True Harvest Assumed Debt (18)		4,238,184
Total Short-Term Debt (19)		143,310,776
Cash and cash equivalents	$	1,864,087
Restricted Cash for Theraplant Deferred Consideration	$	1,678,428
TOTAL NET DEBT (20)	**$**	**139,768,261**

GREENROSE HOLDING COMPANY
OTC: GNRS

PRELIMINARY UNAUDITED CAPITAL STRUCTURE
(footnotes)

(1) Represents outstanding common shares that were issued in connection with the Greenrose initial public offering and simultaneous private issuances of Greenrose Acquisition Corp. after consideration of redemptions from the Qualified Business Combination with Theraplant LLC ("Business Combination").Represents common stock issued to Theraplant in connection with the Business Combination
(2) Represents common stock issued to Theraplant in connection with the Business Combination.
(3) Represents common stock issued to True Harvest in connection with the asset purchase. 25% of these shares are returnable subject to Greenrose common stock price trading above $12.50 for 20 consecutive days within six months from the acquisition close date.
(4) Represents common stock issued to a subscriber at the closing of the Business Combination plus an adjustment based on market price of shares. These shares are subject to a lock-up over the course of six months with shares to be released each month based on a contractual formula based primarily on the Greenrose common stock price. Greenrose had a $1 million payable if/when the Standby Equity Purchase Agreement is exercised, which was delivered on March 14, 2022.
(5) Shares of common stock issued to Acorn Management Partners for marketing services.
(6) Fully vested stock based compensation (issued stock or options to acquire stock) issued as compensation to Board Members in lieu of cash.
(7) Represents warrants issued to Lender in connection with the issuance of the Senior Secured Term Loan. These warrants are exercisable at $0.01 per warrant and are also payable in cash at the option of the Lender.
(8) Represents warrants that were issued in connection with the Greenrose initial public offering and each warrant is exercisable into one share of Greenrose common stock at $11.50. The Public Warrants are redeemable at the option of Greenrose when the common stock price reaches $18 per share while the Private Warrants are not redeemable.
(9) At the option of the Company (or the holder in the case of the Private Warrants), the Private and Public Warrants are able to be exercised on a cashless basis. These shares represent the incremental shares that would be issued if the cashless exercise option was elected at $18 per share. These shares would replace the shares that would otherwise be issued upon the cash exercise for the Private and Public Warrants as reflected in Note 8.
(10) Represents the potential shares of common stock issuable to True Harvest sellers as contingent consideration for the acquisition. Shares are issuable at 36 months from the closing date subject to certain contractual pricing conditions. The potential shares to be issued are based on the $3.96 price per share of Greenrose stock as of March 31, 2022, which may be different at the end of the 36 month term.
(11) The True Harvest Convertible Note is convertible at any time at $10 per share at the option of the holder.
(12) The remaining principal balance of the Theraplant Deferred Cash Payment is convertible at any time at $10 per share at the option of the holder.
(13) Represents the gross principal amount of short-term debt issued in connection with the Business Combination with a maturity date 12 months from the closing of the Business Combination after the first payment.
(14) On February 2, 2022, Greenrose entered into an exchange agreement with Greenrose Associates LLC, the Company's sponsor to convert $2,640,500 in aggregate principal amount of promissory notes and convertible notes into (i) 685,289 shares of common stock of the Company, par value of $0.0001 per share, and (ii) 1,892,500 non-callable private warrants entitling the holder thereof to purchase one share of Common Stock at $11.50 per share for five (5) years from the date of issuance. he Sponsor Notes were cancelled and are no longer outstanding.
(15) Represents warrants issued and underlying the Units issued in connection with the Greenrose initial public offering. Each warrant is exercisable into one share of Greenrose common stock at $11.50. The Units consist of one common share and one Public Warrant, and the Public Warrants are redeemable at the option of Greenrose when the common stock price reaches $18 per share.
(16) Represents the gross principal of Senior Secured Term Loans issued by the Lender with a final maturity date 3 years from closing the Business Combination. Does not reflect any discounts or deferred financing costs that would be net against gross proceeds.
(17) Represents the gross principal of the True Harvest Convertible Promissory Note issued by the Company in connection with the True Harvest acquisition with a maturity date three years from the closing date.
(18) Represents the debt assumed from True Harvest as part of the acquisition.
(19) All debt has been classified as short term due to the violation of a debt covenant by receiving a "going concern" associated with the Senior Secured Term Loan and related cross default covenants in other debt instruments.
(20) Net debt does not include (i) accrued expenses of $10,423,000 in accrued expense related to underwriting costs and debt issuance costs due to Imperial Capital, LLC upon completion of the Theraplant Business Combination or (ii) $4,200,000 relating to closing fees owed to our Lender pursuant to our Term Loan and Delayed Draw Term Loan.

OTC: GNRS 1.8x REVENUE 3.9x 2.8x 2.6x 2.6x 2.4x 2.1x 2.1x 2.1x 1.5x 1.4x 1.4x 0.9x TerrAscend Green Curaleaf Verano Planet 13 Cresco Trulieve 4Front Ascend Jushi Columbia Ayr Thumb Industries Holdings Holdings Holdings Labs Cannabis Ventures Wellness Holdings Care Wellness EBITDA 12.0x 11.8x 8.8x 8.3x 7.8x 7.1x 5.8x 5.6x 5.6x 5.5x 5.0x 2.7x Planet 13 TerrAscend Holdings Curaleaf Holdings Green Thumb Industries 4Front Ventures Cresco Labs Verano Holdings Jushi Holdings Trulieve Columbia Cannabis Care Ascend Wellness Ayr Wellness Source: Capital IQ, using USD closing prices on 4/26. 1 Greenrose revenue represents 2022 guidance range midpoint of $110M 2 Greenrose AEBITDA represents 2022 guidance range midpoint of $70M 2022 C O M PA R A B L E R E V E N U E A N D E B I T D A M U LT I P L E S Greenrose 1 2.6x Greenrose 2

GREENROSE HOLDING COMPANY
OTC: GNRS

MANAGEMENT TEAM

CORPORATE TEAM



MICKEY HARLEY
CEO, DIRECTOR

25-year career on Wall Street

10-year career in agricultural investments, start-ups, and operations



PAUL OTTO WIMER
PRESIDENT

35-year career driving innovation and growth through operational management, business consulting and venture capital



SCOTT COHEN
CFO

20+ year career in public accounting, including roles at PWC, RSM and Henry Schein



NICOLE CONBOY
Chief Admin Officer

30-year career in human resources and career development



DANIEL HARLEY
EVP IR, Director

35 years of experience in investment management, corporate finance, and investment banking

OTC: GNRS Cultivation Focus Drives Strong Margins and Product Quality Working Towards Retail Expansion in Existing States to Achieve Vertical Integration Positioned in States with Regulatory Tailwinds and Expanding TAMs Evaluating Select Contiguous Expansion Opportunities in the West and Northeast U.S. Delivering Top - Quality Brands and Products with Strong Consumer Following Building a strong and profitable foundation as an early - stage MSO E X PA N S I O N S T R AT E G Y

OTC: GNRS GREENROSE CONTACT Daniel Harley Executive Vice President, Investor Relations ir@greenroseholdings.com IR CONTACT Gateway Group, Inc. Cody Slach or Jackie Keshner GNRS@gatewayir.com C O N TA C T I N F O R M AT I O N